Prospectus supplement dated May 9, 2013
to the following prospectus(es):
NEA Valuebuilder Future, NEA Valuebuilder Select, and NEA Valuebuilder prospectus dated May 1, 2013
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
1) Your prospectus offers the following underlying investment options under your contract/policy. Effective May 1, 2013, the names of the investment options will be updated as indicated below:
CURRENT NAME	UPDATED NAME
Guggenheim SBL Fund - Series J (StylePlus Mid Cap Growth Strategy Series)	Guggenheim SBL Fund - Series J (StylePlus Mid Growth Series)
Guggenheim SBL Fund - Series X (StylePlus Mid Cap Growth Strategy Series)	Guggenheim SBL Fund - Series X (StylePlus Mid Growth Series)
Guggenheim SBL Fund - Series Y (StylePlus Mid Cap Growth Strategy Series)	Guggenheim SBL Fund - Series Y (StylePlus Mid Growth Series)
2) Effective on or about June 17, 2013, Aberdeen Asset Management Inc. and Diamond Hill Capital Management, Inc. will no longer be sub-advisers for the Nationwide Variable Insurance Trust – NVIT Nationwide Fund and will be replaced by Highmark Capital Management, Inc.
PROS-0219